Listing Report:Supplement No. 53 dated Sep 15, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 416827
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$298.20

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1978	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	19 / 17	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	34	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$227,836	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	sparkling-affluence	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Loan
Purpose of loan:
This loan will be used to pay off some credit card debt and expand my business.

My financial situation:
I am a good candidate for this loan because my business is good and I have always repaid my loans.

Monthly net income: $ 12500

Monthly expenses: $
??Housing: $?1719
??Insurance: $?85
??Car expenses: $ 100
??Utilities: $ 20
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 3000
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422163
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	33.23%	Starting borrower rate/APR:	34.23% / 36.67%	Starting monthly payment:	$156.80

Auction yield range:	17.18% - 33.23%	Estimated loss impact:	19.96%
Lender servicing fee:	1.00%	Estimated return:	13.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-2003	Debt/Income ratio:	17%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	13	Length of status:	5y 4m
Amount delinquent:	$77	Revolving credit balance:	$124	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	12	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	reward-mesh	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff auto loan
Purpose of loan:
I am selling to my vehicle and purchasing another much less expensive. I need this loan to payoff the negative equity.
My financial situation: I have had the same job for over 5 years, that comes with a very stable income. Several years back I wasn't very responsible with credit cards, since then I have paid off all unsecured debt.
Monthly net income: $ 4,400
Monthly expenses: $
??Housing: $ 727
??Insurance: $ 85
??Car expenses: $ 600
??Utilities: $ 125
??Phone, cable, internet: $150
??Food, entertainment:?I try to allow about $100/week for food and fuel
??Clothing, household expenses $
??Credit cards and other loans: $0
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423859
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.45%	Starting borrower rate/APR:	25.45% / 27.76%	Starting monthly payment:	$299.99

Auction yield range:	17.18% - 24.45%	Estimated loss impact:	19.41%
Lender servicing fee:	1.00%	Estimated return:	5.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2000	Debt/Income ratio:	33%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$4,837	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bobbydean	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards.
Purpose of loan:
This loan will be used to pay off credit cards.? I am looking to get a loan at a much lower interest rate to pay them off quicker.? I am looking to sell my house in two or three years and would like to have eliminated most of the credit card debt before I purchase a new one.?

My financial situation:
I am a good candidate for this loan because I make very good money ($100k/yr), my wife makes about $30k/yr and have had no late payments in over four years.? Also, I do have $17k in equity in my current home but do not want to refinance and take money out due to the amount of loan fees added to the principal.

Monthly net income: $ 6,500 for me and $2,500 for my wife as we do share the expenses.

Monthly expenses: $
??Housing: $ 1100
??Insurance: $ 235
??Car expenses: $ 1400
??Utilities: $?200
??Phone, cable, internet: $ 150
??Food, entertainment: $ varies
??Clothing, household expenses $ 600
??Credit cards and other loans: approx. $900 plus or minus but would be eliminating a majority with this loan
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424011
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1991	Debt/Income ratio:	30%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	37	Length of status:	15y 4m
Amount delinquent:	$1,048	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	22	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bonus-catapult6	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off medical debt
Purpose of loan:
This loan will be used to? pay off medical bills and short term loan that I took out.

My financial situation:
I am a good candidate for this loan because? my annual income is $71,250.00. I have worked for the same company since 1994, I am the Human Resource Manager for 2 facilities. I have large annual bonuses 7,000.00 approx. and can provide proof.

My check is directly deposited into my account every other Friday, I can sent up repayment to come directly out of my account each month.

Monthly expenses: $
??Housing: $ Pay Mortgage 848.00
??Insurance: $?1800.00/annually
??Car expenses: $
??Utilities: $ 1200.00/annually
??Phone, cable, internet: $ 1200.00/annually
??Food, entertainment: $ not much
??Clothing, household expenses $
??Credit cards and other loans: $ 3000.00 plus
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424017
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1996	Debt/Income ratio:	19%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$9,544	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	STOCKBROKER1	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reinvestment in Prosper & Schwab Co
My financial situation: ??I am a good candidate for this loan because?have never defaulted on anything ever, I always pay on time and the amount due.? I feel I'm?a loyal and responsible person.? Prosper seems like a great website for both lenders and borrowers, and I would like to be?associated with a win-win situation!?

Purpose of loan: I am reinvesting the money in to Prosper and Charles Schwab Co. ?This is investment profile to show you how I invest your money the you lend to me. This is why you should consider me.? .

There are four factors in my investment profile:

-Duration - How long do you want to invest for?? This is Short term - 1 to 3 years
-Returns - Do you want income or growth?? This is income due to the timing.
-Liquidity - Do you need to get to your money easily?? This means the speed you can convert your investment into money before the end of your investment period, without taking a loss.
-Risk - Understanding the nature of risk involved in different forms of investment and taking account of your views on risk. ?The higher the risk you take the higher returns you could receive, but the more chance you have of taking a loss.

The investment club plan for this profile. ?The money will be invest in two differ place one Prosper and other Schwab Co. ?In the amount of $1000.00 Prosper you will see online.? And Schwab Co. of $2000.00 will be invest in stock, bond, ect.

Prosper have a trade profile with let you trade your investment to get the principle and internet back faster.? With the Business investment if we see that you invest in our loan we will buy back the loan order from you.?

Need more information?reply

Monthly net income: $ 6500

Monthly expenses: $ 2790??
Housing: $ 1102??
Insurance: $ 168??
Car expenses: $ 478??
Utilities: $ 200??
Phone, cable, internet: $ 175??
Food, entertainment: $ 150??
Clothing, household expenses $ 100??
Credit cards and other loans: $ 217?
?Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424023
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1997	Debt/Income ratio:	70%
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	31 / 28	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	43	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$5,948	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	babylovebug23	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,100.00	< mo. late:	0 ( 0% )	660-680 (Apr-2008) 640-660 (Mar-2008) 640-660 (Feb-2008)
Principal balance:	$2,026.48	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
paying off my credit cards
Purpose of loan:
This loan will be used to pay of 10 credit cards

My financial situation:
I am a good candidate for this loan because I have made my monthly payment on time with the loan I have with prosper. I also make sure that I pay my bill on time. I have been on my job for almost 3 years.

Monthly net income: $ 1400

Monthly expenses: $ 300????
??Housing: $
??Insurance: $ 150
??Car expenses: $ 360,71
??Utilities: $
??Phone, cable, internet: $ 243.37
??Food, entertainment: $
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 973.33
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424059
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1982	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	24	Length of status:	6y 3m
Amount delinquent:	$370	Revolving credit balance:	$9,514	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	13	Homeownership:	No
Inquiries last 6m:	1
Screen name:	newest-generous-agreement	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Tired of CREDIT CARD DEBT, HELP!
The purpose of this loan is to consolidate two credit cards that I have been sending minimum payments to for what feels like an eternity! I would like to consolidate them and end this credit card nightmare!!! I do not have a problem when it comes to making my payments in a timely manner, and my current employment will allow for timely payments. I may even be able to pay my loan more quickly than I am required to! I simply do not want anymore monthly statements coming in from my credit cards anymore! Because of this current economic meltdown I would like to pay off my debt promptly-in order to have the freedom of placing extra income into an emergency savings account! I do not want to be tied down to credit card debt for the rest of my life! That would be a horrid nightmare I do not want to be a part of.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424065
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1992	Debt/Income ratio:	35%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	11y 4m
Amount delinquent:	$0	Revolving credit balance:	$33,542	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	ethical-pound	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay it all off!
Purpose of loan:
This loan will be used to?pay off a high interest credit card

My financial situation:
I am a good candidate for this loan because? I have excellent payment history and am financially able to make payments. In recent months my credit lines were decreased and interest rates increased despite having perfect payment record and no negative items on my credit report. This would be first step to getting all credit cards paid off.

Monthly net income: $?9000.00

Monthly expenses: $
??Housing: $ 1100.00 ???? ????
??Insurance: $ 300.00
??Car expenses: $ 1600.00
??Utilities: $ 300.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 1000.00
??Clothing, household expenses $ 250.00
??Credit cards and other loans: $ 1500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424083
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-2005	Debt/Income ratio:	Not calculated
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$3,893	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	tadroja	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	620-640 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	640-660 (Aug-2009) 640-660 (May-2008)
Principal balance:	$4,621.25	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
paying off credit cards
Purpose of loan:
This loan will be used to pay of my credit cards

My financial situation:
my financial situation is now stable. I made the typical error that most young adults make. I used my credit cards in excess and now have a revolving debt. I have a total of?3 cards with revolving balances on them. Most of my cards have a very high interest rate so my monthly credit card payments go more to paying off the interest rate than it does to pay my actual debt. This loan will help me consolidate my debt so it will be easier for me to manage. I currently live with my parents so most of my expenses are covered by them. After all expenses I am left with more than enough money to cover my loan payments. With all the credit cards I have I was only late on one do to an error on my behalf. I entered the wrong bank routing number for my account. this situation was rectified and I have not been late on any additional payments. I had to withdraw my previous listing due to the fact that i did not update my previous employment history. i had left my previous employer in May and have been looking for work.?I took a position in my families business as a general contractor.?I had money saved up and recieved some money from my parents but I quickly went through it taking care of my debt. Now with me working again i will have no problems repaying this loan. i intend to have this loan repaid by the end of this year. im requesting this loan to provide me with a means to pay off my debt until i recieve my first paycheck
Monthly net income: $ 3100

Monthly expenses: $
??Housing: $ 300
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $ 200
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 700
??Other expenses: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424101
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$115.13

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1987	Debt/Income ratio:	43%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	11 / 8	Employment status:	Retired
Now delinquent:	0	Total credit lines:	37	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$5,794	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	principal-mulberry0	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying used van for our family
Purpose of loan:
This loan will be used to?purchase a van?for our family. We have 3 children with disabilities and our van has 190,000.?

My financial situation:
I am a good candidate for this loan because?I am trustworthy, a retired RN, a Christian with a fixed income & husband works FT. This will be a short loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424107
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 31.34%	Starting monthly payment:	$41.03

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1991	Debt/Income ratio:	8%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	royallord	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	600-620 (Jan-2008) 580-600 (Nov-2007)
Principal balance:	$521.64	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Paying off Funeral Costs
Purpose of loan:
Need money to pay off Funeral costs for Mother-in Law
My financial situation:
Solid job, multiple incomes.?Since this was an unexpected expense, we do not have the extra funds budgeted. If we have a payment plan ~($41/mo) we can easily afford to pay the loan back over time, we have done well with our other Prosper loan as you can see.? We have also committed to the New York State capped maximum interest rate.? Thank you.

Monthly net income: $ 4700

Monthly expenses: $?2470
??Housing: $?850
??Insurance: $?295
??Car expenses: $?245
??Utilities: $?60
??Phone, cable, internet: $ 20
??Food, entertainment: $ 400
??Clothing, household expenses $?500
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424113
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.43%	Starting borrower rate/APR:	12.43% / 14.57%	Starting monthly payment:	$501.30

Auction yield range:	3.18% - 11.43%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1992	Debt/Income ratio:	9%
Credit score:	840-860 (Sep-2009)	Current / open credit lines:	12 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$19,077	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Sonos	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest credit cards
Purpose of loan:
Payoff those ugly high interest credit cards.? I have been a long time browser of Prosper and want to dip my toe in the water.

My financial situation:
- I?pay all?bills on time and have never been late.
- The car has been paid off.?
- Between my wife and I, we have over $250k in retirement funds (401k, IRA, Brokerage accounts)
- We have equity in our house.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424131
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2004	Debt/Income ratio:	21%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	14	Length of status:	2y 2m
Amount delinquent:	$5,460	Revolving credit balance:	$1,999	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$1-$24,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	transaction-marble	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a ThinkCash Loan!
Purpose of loan:
This loan will be used to pay off a ThinkCash.

My financial situation:
I am a good candidate for this loan because this loan will be paid without fail.?
Here is what I'm trying to get out of: I have 16 scheduled payments left with ThinkCash at $91.96 every two weeks!
I must get out of this and never go back.

Any help would be greatly appreciated.

Monthly net income: $ 1500

Monthly expenses: $ 1272
Housing: $ 576
Insurance: $ 83
Car expenses: $ 30????????
Utilities: $ 150
Phone, cable, internet: $ 0?/ I work for?a?cable tv,internet,and phone co.
Food, entertainment: $ 200
Clothing, household expenses $ 20
Credit cards and other loans: $ 213
Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424149
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$102.57

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1995	Debt/Income ratio:	27%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$8,766	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	20	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	deh100	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I pay my bills on time. and I would rather send you the money and pay you interest ?and not the credit card companies. I plan to cut these cards up once they are paid off.

Monthly net income: $
5015.00 take home a month with wife income
Monthly expenses: $
??Housing: $ 2213.00
??Insurance: $ 120.00
??Car expenses: $ 450.00
??Utilities: $?300.00
??Phone, cable, internet: $ 75.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 175.00 not including the cards I plan to pay off
??Other expenses: $ 200.00 misc
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424155
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,250.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$398.88

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1999	Debt/Income ratio:	20%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$5,340	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	64%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	embrown	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	13 ( 100% )	740-760 (Latest)
Principal borrowed:	$1,800.00	< mo. late:	0 ( 0% )	680-700 (Dec-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Combining Student Loan debt
Purpose of loan:
This loan will be used to combine student loan debt used to complete my MBA in Finance through the University of St. Thomas.? Normally, I would have consolidated through traditional manners, but because the Grad loans were private loans I was unable to do so.? I completed my degree this summer and am starting to pay down the money borrowed which wasn't covered by my employer.? The debt is from a few different lenders as well as a credit card used for the all too expensive textbook purchases.

My financial situation:
I am a good candidate for this loan because I have a job, have received a Prosper loan previously and paid it off timely and will absolutely do the same again.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424161
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	8.18%	Starting borrower rate/APR:	9.18% / 11.28%	Starting monthly payment:	$175.36

Auction yield range:	8.18% - 8.18%	Estimated loss impact:	8.16%
Lender servicing fee:	1.00%	Estimated return:	0.02%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-2002	Debt/Income ratio:	33%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$8,314	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	wise-charming-deal	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards for good!
Purpose of loan:
This loan will be used to pay off 2 credit cards: Bank of America and Chase. I was young and immature, and now decided to wise up and get rid of my dept for good. No more credit cards for me!

My financial situation:
I am a good candidate for this loan because my wife will be on my butt about getting these cards paid off ASAP.

Monthly net income: $ 2200

Monthly expenses: $ 1658
??Housing: $ 1100
??Insurance: $ 141
??Car expenses: $ 267?
??Utilities: $ 0- Wife?covers this bill
??Phone, cable, internet: $ 0- Wife covers this also
??Food, entertainment: $?50
??Clothing, household expenses $ 0?
??Credit cards and other loans: $ 100
??Other expenses: $ 0?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424237
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.33%	Starting borrower rate/APR:	12.33% / 14.47%	Starting monthly payment:	$266.98

Auction yield range:	4.18% - 11.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1994	Debt/Income ratio:	33%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	18 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$19,915	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	JPeteQ	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	29 ( 100% )	780-800 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	800-820 (Mar-2007) 780-800 (Feb-2007)
Principal balance:	$1,307.89	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
Lowering Interest Rates
Thanks for reviewing my listing! I am 30, I own my own home and I have a great job working for my family?s plumbing company as the Dispatcher. I spent the first two years out of college volunteering in an elementary school working on reading skills, and then a year getting my Masters In Teaching. I teach in the evenings at Sylvan Learning Center as a "Paid Hobby". (Something I love to do that has the advantage of putting a little extra money in my pocket every month.)I have not had any trouble meeting any of my financial responsibilities, but I take issue with credit card companies raising interest rates on their good customers for no reason and also lowering available balances; both of which have happened to me in the past 4 months. You'll notice my credit score has dropped slightly; this is because two of my credit cards lowered my limits without any provocation on my part. I currently have an active Prosper loan, and as you can see, I have never had a late payment or any delinquencies - ever. I'd really love to pay reasonable interest to a "little guy" instead of the huge credit card companies!

I drive a company vehicle, so I have no vehicle costs. My cell phone is also paid for by the company. ? If you check my credit report, you may notice that there is a JC Penny?s account that is attributed to me from 1990. To my knowledge, they weren't handing out credit cards to 10 year olds in the 90's. I?ve gone around and around with both JC Penny?s and the credit agencies, and I haven?t been able to get it removed. My real credit history starts in 1998 with my first credit card, which was for the Bon Marche. I got it under the direction of my mom, so I could start establishing credit early and kept it paid off in full. I bought my first car when I was 18 and had it paid off 5 months later.??

My monthly budget is as follows??
Income from full time job $2600 (before overtime and bonuses which average $200-$400 per month)
Rental Income $1000
Mortgage $1400
Credit cards $400
Utilities $125
Food $200
Life/Disability Insurance $120
Misc/Savings/etc $170??

I have my bills well in hand and I keep my discretionary spending to a minimum. I am just tired of feeling like I?m getting nowhere with the credit card debt.??

Thanks for looking!??

Jenny
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424243
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.02%	Starting borrower rate/APR:	12.02% / 15.63%	Starting monthly payment:	$33.22

Auction yield range:	4.18% - 11.02%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-2000	Debt/Income ratio:	Not calculated
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$10,250	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	dudebrah	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
1st loan! To reinvest in Prosper
Purpose of loan:
This loan will be used to reinvest in Prosper and establish my credit on prosper. This will be the first of many loans to come. I will be paying this loan off very quick so the next loans will be cheaper>?

My financial situation:
I am a good candidate for this loan because I don't need this loan. I make over 5k a month and have about 3k in bills. I'm currently being very aggressive about paying CC debt. And that is were most of the extra 2k goes towards
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424249
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	11.18% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1989	Debt/Income ratio:	26%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	6y 10m
Amount delinquent:	$0	Revolving credit balance:	$58,729	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	dhenter99	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need New Roof!
Purpose of loan: This loan will be used to purchase a new roof before winter?

My financial situation: I am a good candidate for this loan because I have never missed a payment and I am tired of giving interest to banks. I just checked my Experian credit report and my score is better than what Prosper says (708). If you have any questions please ask.

Monthly net income: $ 8500
Monthly expenses: $
Housing: $ 1400
Insurance: $ 143
Car expenses: $?550
Utilities: $ 110
Phone, cable, internet: $ 175
Food, entertainment: $?400
Clothing, household expenses $ 150
Credit cards and other loans: $ 1250
Other expenses: $ 600
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424261
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	25.68%	Starting borrower rate/APR:	26.68% / 30.02%	Starting monthly payment:	$617.86

Auction yield range:	8.18% - 25.68%	Estimated loss impact:	8.59%
Lender servicing fee:	1.00%	Estimated return:	16.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1991	Debt/Income ratio:	31%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$16,339	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	exponential-return	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
I'm applying for a loan because I have several different credit cards and I would like to consolidate them all into one monthly bill. It'll also help me save money in the long run, considering interest rates right now.

My financial situation:
I am a good candidate for this loan because I'm employed full time as a young financial professional. I make more than enough to repay the loan, as shown in my financial profile.

Monthly net income:
I net roughly $3,000/month.

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $120 (gas)
??Utilities: $
??Phone, cable, internet: $ $100(Cell Phone)
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 500-$700
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424297
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	12 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	23	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$41,493	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	meteoric-integrity	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying foreclosures
Purpose of loan:
This loan will be used to buy foreclosures and to flip these foreclosures.?

My financial situation:
I am a good candidate for this loan because I have never missed a payment or been late on any payment in my life!. I?have always made my payments and I again have never been late or missed any payment!.?

Monthly net income: $ 3500

Monthly expenses: $2900
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424303
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$906.07

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1998	Debt/Income ratio:	49%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$21,244	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	responsibility-relaxation	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards, never late!!
Purpose of loan:
This loan will be used to? payoff high interest credit cards. I would like to consolidate my credit card bills so I can hopefully achieve an excellent credit status to apply for a home loan in the future.

My financial situation:
I am a good candidate for this loan because? I am responsible in monthly payments and have never been late as seen in my credit report / history. I am a computer programmer for my company and have a stable job because I am the only computer programmer / security officer / administrator.

Monthly net income: $ 3,500

Monthly expenses: $ 1,800
??Housing: $ 0
??Insurance: $ 110
??Car expenses: $ 460
??Utilities: $ 200
??Phone, cable, internet: $ 0
??Food, entertainment: $ 100
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 930
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424309
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,390.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.18%	Starting borrower rate/APR:	15.18% / 17.35%	Starting monthly payment:	$465.35

Auction yield range:	14.18% - 14.18%	Estimated loss impact:	14.61%
Lender servicing fee:	1.00%	Estimated return:	-0.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1985	Debt/Income ratio:	65%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	25y 8m
Amount delinquent:	$0	Revolving credit balance:	$67,424	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	calm-bill2	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Oh, to be free of Chase-Debt
Purpose of loan:
This loan will be used to? pay off high interest Visa card from Chase Bank.

My financial situation:
I am a good candidate for this loan because?I am married,? we have been paying all our bills on time, yet would like a lower interest rate in order to actually pay off credit card.?

Monthly net income: $ 4,000.00

Monthly expenses: $
??Housing: $ 1500.00
??Insurance: $ 300.00
??Car expenses: $ 345.00
??Utilities: $ 250.00
??Phone, cable, internet: $ 140.00
??Food, entertainment: $ 600.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 1500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424321
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.33%	Starting borrower rate/APR:	12.33% / 14.47%	Starting monthly payment:	$333.72

Auction yield range:	11.18% - 11.33%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-2003	Debt/Income ratio:	8%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$1,222	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	BeautyofMoney	Borrower's state:	Maryland	Borrower's group:	Investors and Entrepeneurs
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for Dollar Store
Please visit this link for a more detailed description. Detailed Description
Purpose of loan: This loan will be used to purchase inventory for a dollar store that I am buying in the DC/MD/VA metropolitan area. Since its name is so generic, it?s very similar to a franchise. When the store opens, people already know what?s in there. So, you get customers on day one! I will manage this place after work and my brother will manage it while I am at work. My financial situation: I am a good candidate for this loan because I have an excellent credit score and I have never been late on a payment.? I chose to live at home with my parents instead of renting an apartment with friends because I wanted to save money to buy a business.? I have NO expenses. I live at home and my parents bought me the car I use. I would like to mention that I don't even need a loan because I have mutual funds that sum up to 31,000 at this very moment. I just don?t want to sell them because they have taken a loss from the market and I am waiting for it to go back up to par value. Please message me if you would like to see a snapshot of my mutual funds summary total. If everything goes wrong and I fail, I will still be able to make payments using my salary or I can sell my mutual funds to make payments. Income: Yearly Salary: 58,000 Yearly bonus: 5000Total income: $63,000Expenses: books/tv/entertainment: 200/monthTotal Expenses: 200/month
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424333
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$210.94

Auction yield range:	14.18% - 15.00%	Estimated loss impact:	14.65%
Lender servicing fee:	1.00%	Estimated return:	0.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-2000	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	10 / 9	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$18,643	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	gogators2008	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	640-660 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	0 ( 0% )	620-640 (May-2008)
Principal balance:	$2,876.31	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Help with graduate school expenses
Hello lender!? This is my second loan and hopefull my last one.? I'm currently finishing my doctorate in Physical Therapy.? I need help paying for some tuition and expenses that federal aid did not cover.? Tuition is $18,000/yr.? I usually take a loan out and use it to carry me?through the whole year.? Good news is that the job outlook and starting salary for my profession is great.?I'm confident that I can pay the loan back.? In addition, I'm current on my other loan due to my part time job?and I know?I can?afford the monthly payments until I graduate.?
I thank you for your support and trust in making my educational/career goals come true.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424339
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1993	Debt/Income ratio:	13%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	21	Length of status:	2y 7m
Amount delinquent:	$693	Revolving credit balance:	$4,200	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	35%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	tamionceo	Borrower's state:	Connecticut	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fullfill State Contract
Purpose of loan:
This loan will be used to cover staffing expenses for a new state contract.
My business provides Compurer IT services to corporations and state government.We were just accepted into a business incubator program in New Britain, CT.We just signed a contract with the CT Judicial Branch to provide a payment gateway to the public to order legal transcripts.??

My financial situation:
I am an excellent?candidate for this loan because I have established a good track record, since my divorce 5 years ago. Due to my prior divorce, a few items still show up on my credit report that were paid off. These items affected my score by over 100 points, but are less than $900 in total. 2 of the items are duplicates of a $176 item that I paid off 6 months ago. I am submitting documentation to the credit bureaus to clear this up. In the last 3 years, I have never been late on any credit card, loan, or car payment. The 3 items appearing as collection accounts were telephone and utility bills, in my name, ?that my ex-wife was paying, but then stopped paying. 1 item was a medical bill, which I paid, but was sold twice and appears twice on my credit report, which is illegal in CT.
On 9/14/2009, one of the credit bureaus cleared up all the items and re-scored my credit score to 765.

Monthly net income: $ 7,800 salary from business net profits of over $10K per month.

Monthly expenses: $
??Housing: $?600
??Insurance: $ 100
??Car expenses: $ 500
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 450
??Clothing, household expenses $ 80
??Credit cards and other loans: $ 0 - pay off each month.
??Other expenses: $ 0

Most of the funds used in my business will come from personal savings. This loan should be paid off in less than 1 year.
As you can see from above, there is plenty of cushion to pay off this loan.

Summary
Due to errors in my credit report, my credit looks bad. Only 1 collection item can reduce a credit score by over 100 points. This is not fair and I have retained an attorney to correct this.
I am very responsible with my debt and pay all my bills on time. This is not correctly reflected in the credit score.
If you could see my entire credit report, you will see that I have paid off loans in excess of $250K.
Thank you in advance for your participation. You will not be let down.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424345
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$156.93

Auction yield range:	8.18% - 23.00%	Estimated loss impact:	7.04%
Lender servicing fee:	1.00%	Estimated return:	15.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1992	Debt/Income ratio:	25%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	18 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	30y 7m
Amount delinquent:	$0	Revolving credit balance:	$31,515	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Coloradofitness	Borrower's state:	Colorado	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	34 ( 100% )	660-680 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	720-740 (Jun-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	34
Description
Painting outside of house
For additional information that will not fit here, please check my profile.

Thanks for looking at my listing.

Purpose of Loan:
This loan is for the cost of having the outside of my house completely repainted.? The house will be 10 years old this coming December.? I purchased the house in September of 2002.? I had plans to have the outside of the house repainted this year.? I wanted to get it ready for the winter,?the outside does need repainting.? I was planning on using saved money to accomplish this.??However, about 4 weeks ago, I had a leak in my upstairs master?bathroom.? It put?enough?water down to the ceiling of my family room to damage sheetrock and a small area of carpet.? I had the leak completely repaired, and a restoration company came in, dried everything out, and removed damaged sheetrock and some of my carpet.? I have had the sheetrock repaired?completely.? My insurance claim (already have received my claims check) covered the repairs done so far plus a considerable amount of carpet replacement.?I am using the insurance claim money and the money I had set aside for painting my house, to upgrade to wood floors.?The wood floors are going in now.? But I still need to get the house painted.??I have had three estimates, on the painting, got a good contractor lined up ready to go, but need to take a Prosper loan to pay for it, don't want to pay the high interest rate with someone else than Prosper.

I take great pride in my home, and I am working on increasing its value in the uncertain economic time.?

Income:
My?net income is $5064 per month from my full time job, employed as a computer specialist with the federal government (I have been with the same government agency over?30 years).? I also have?a?part time with a local retailer with an average net monthly income of $1550, (I have worked for them for over 9 years). I don?t mind working hard for my goals I have set for myself.

Repayment:
This loan will present no problem for me to repay.?

Note to Lenders: I would prefer to pay this loan off as quickly as possible. But I do respect the wishes of the lenders, and will consult with all lenders prior to doing so to make sure it is acceptable to the majority.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424351
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$259.99

Auction yield range:	11.18% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1998	Debt/Income ratio:	46%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$35,134	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	new-hopeful-investment	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate Debt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?I am working full time and also receive child support so?non-payment is not an option for me. I?would like to consolidate my debts so I can have fewer monthly payments due to interest rate hikes by credit card companies and my busy lifestyle. It is much easier to set up direct pay from my bank for one account than to keep track of multiple accounts. This?gives me more time to concentrate on work and paying down my debts. ?

Monthly net income: $ 3185.00

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 100.00
??Car expenses: $ 250.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 215.00
??Food, entertainment: $?400.
??Clothing, household expenses $ 300.00
??Credit cards and other loans: $ 765
??Other expenses: $ 200.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424363
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1980	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	620-640 (Aug-2009)	Current / open credit lines:	2 / 4	Employment status:	Self-employed
Now delinquent:	5	Total credit lines:	28	Length of status:	15y 6m
Amount delinquent:	$16,684	Revolving credit balance:	$47,459	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	1mom1son	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,001.00	< mo. late:	0 ( 0% )	640-660 (Jan-2008) 640-660 (Aug-2007)
Principal balance:	$1,673.12	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Paying for Son's College
Purpose of loan:
This loan will be used to? help pay for my son's 2009/2010 college tuition.

My financial situation:
I am a good candidate for this loan because?
I have made all payments on my first loan on-time.? My son and I will both be responsible for re-paying this loan.

Monthly net income: $ 4250.00

Monthly expenses: $
??Housing: $ 1784.00
??Insurance: $ 121.00
??Car expenses:?
??Utilities: $ 175.00
??Phone, cable, internet: $ 100.00?
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 250.00?
??Credit cards and other loans: $ 450.00
??Other expenses: $ 275.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424369
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,400.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.83%	Starting borrower rate/APR:	25.83% / 28.15%	Starting monthly payment:	$136.68

Auction yield range:	11.18% - 24.83%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	14.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-2003	Debt/Income ratio:	4%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$29	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	uodeltasig	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	720-740 (Latest)
Principal borrowed:	$2,400.00	< mo. late:	0 ( 0% )	660-680 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Invest In Our Future (Engagement)
Purpose of loan:
This loan will be used to pay off the engagement ring I purchase for my now fiance (she said yes). I borrowed the money from my parents and I would like to pay them back in full and start structuring the payments. I have used Propser in the past to consolidate an existing loan with great success. I made all my payments on time and payed the loan off well head of schedule. I plan to structure the payments and pay it off within 6-8 months.

Credit Rating Note:
Propser currently doesn't have me as a homeowner, I'm working with them to resolve this as this should increase my credit rating.

My financial situation:
I am a good candidate for this loan because I have a solid payment history and have plenty of ability to pay off this loan, and pay it off fast. I have no outside monthly debt or expenses and I've successfully used and paid off a Propser loan in the past. I have consistent tax returns and have been consistently saving between 500-1000 a month, which I will be applying to this loan in the near future. Although wedding are a costly event, we have a healthy budget which we plan to stay well within the means of.

Monthly net income: $ 3005

Monthly expenses: $ 1886
Housing: $ 738 ($1,138.36 mortgage - $400 income from renters with a 1yr contract)
??Insurance: $ 78
??Car expenses: $50 ( 237 in car payments and? 50 in gas)
??Utilities: $ 150-90
??Phone, cable, internet: $ 150 ( 55 in cell and 20 in internet/cable)
??Food, entertainment: $ 500 (200-250 in food, 225 general expenses)
??Clothing, household expenses $ 120 ( general household items and an article of clothing)
??Other expenses: $ 100 ( for unexpected expenses )
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424379
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$286.43

Auction yield range:	17.18% - 21.00%	Estimated loss impact:	26.19%
Lender servicing fee:	1.00%	Estimated return:	-5.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-1998	Debt/Income ratio:	10%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	5 / 2	Employment status:	Full-time employee
Now delinquent:	11	Total credit lines:	42	Length of status:	2y 3m
Amount delinquent:	$4,160	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	16	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	steady-marketplace	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need a reliable car for work
Purpose of loan:
This loan will be used to?
My wife desperately needs a new car, mainly for transportation to and from work.? She has a 2003 Aztek that has about 150,000 miles on it and has already costs us over $1500 in repairs this year alone.? If we don't get her another car soon she may endanger her employment and we're not in a position where we can share a vehicle.

My financial situation:
I am a good candidate for this loan because?
I currently work two jobs and average about 65 hours a week and my wife works about 50 hours a week at her job, so we are both very hard workers.? We have made a few mistakes in the past, but we are both dedicated to getting out of debt and having a much better financial future, this is why we have decided to get a reliable used car this time rather than spend the extra money for new.?

Monthly net income: $ 3900
Monthly expenses: $?3020?
Housing: $ 1100
Insurance: $ 250??
Car expenses: $ 350??
Utilities: $ 250??
Phone, cable, internet: $ 170??
Food, entertainment: $ 400??
Clothing, household expenses $ 150??
Credit cards and other loans: $?150??
Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424387
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.38%	Starting borrower rate/APR:	29.38% / 31.75%	Starting monthly payment:	$421.13

Auction yield range:	11.18% - 28.38%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1989	Debt/Income ratio:	11%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$50,866	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	cash-comet3	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to? Pay off high interest debt and manage bills until some significant income becomes available in January to further reduce debt.

My financial situation:
I am a good candidate for this loan because? I have a good solid income source and have never ever been late on a payment. Recently credit card companies have increased my interest rates significantly even though I have never been late. In January significant income in the form of stock and bonus will be available to me to eliminate much of this debt but I need to manage these expenses over the next couple of months. I take great pride in my payment history and want this to continue. According to this site my credit score is 760-780 because of my long record of paying on time. The issue is the amount of debt?I currently have. This is a good way to make a very good return on a short term risk.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424391
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1997	Debt/Income ratio:	Not calculated
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,121	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	truth-star	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	620-640 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	620-640 (Jul-2009) 600-620 (Sep-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	3
Description
Pay off credit cards
Purpose of loan:
This loan will be used to??Pay off credit cards and some medical bills.? Nursing facility that I worked at was taken over by new management.? I was one of 7 nurses let go by new management.? I had to?use my credit cards to pay bills until finding new job.? I would like to get bills consolidated to one payment and pay off some medical bills.

*** PLEASE NOTE, the large majority of my family and friends are here in MD, which doesn't have lender status with Prosper at the current time, so that is why I don't have friends/family bids.

My financial situation:
I now have a new job with much better salary.? I recently had 6 week job eval with rave reviews.? I am working all scheduled shifts and OT if available but not much available at this time.? I am a good candidate for this loan because? Have worked hard at raising credit score after a 3 year medical leave of abscence and returning to the job market in 2007.? Single, not responsible for anyone else's debt.? No vices ie drinking or gambling.??? Homebody...Live alone with dog and provide physical but not monetary support to 87 year old mother.?

Monthly net income: $ 3000.00

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 40
??Car expenses: $ 400
??Utilities: $ 207
??Phone, cable, internet: $ 175
??Food, entertainment: $ 100
??Clothing, household expenses $?150
??Credit cards and other loans:??$300 if this loan approved
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424409
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	23.55%	Starting borrower rate/APR:	24.55% / 26.85%	Starting monthly payment:	$217.37

Auction yield range:	8.18% - 23.55%	Estimated loss impact:	7.06%
Lender servicing fee:	1.00%	Estimated return:	16.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1999	Debt/Income ratio:	25%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$247,549	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ready-capital	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating debt
Purpose of loan:
This loan will be used to? Pay off credit cards and other high interest revolving lines.

My financial situation:
I am a good candidate for this loan because?
Although my credit score is not "great," I do make monthly payments on time.? I was asked why I had a revolving balance of > $200,000.? This accounts for a $224,000 mortgage.? I do not know why it is reflecting as "revolving."? Any other questions, please ask.

Monthly net income: $ $5,200

Monthly expenses: $
??Housing: $ 1,200
??Insurance: $ 300
??Car expenses: $600
??Utilities: $ 300
??Phone, cable, internet: $170
??Food, entertainment: $ 500
??Clothing, household expenses $300
??Credit cards and other loans: $ 800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424415
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,196.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$310.31

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1994	Debt/Income ratio:	45%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	32	Length of status:	7y 10m
Amount delinquent:	$320	Revolving credit balance:	$5,041	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	generous-return1	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I want to get rid of my debts
Purpose of loan:
The purpose of this loan is to pay off my credits cards and some personal bills that I have incurred during the course of the last two years. Once I pay these debts I will cancel all my credit cards once and for all
?The following institutions?require the following amounts:??????????????????????????????????????????????????????????????????????????????????????
1) Amex--$480????
2) HSBC-$666
3) Chase-$2000
4) Citi-$1300
5) Orchard-$400
6) Safeco Insurance-$2000
7) Bill me later -$350

My financial situation:
I am a good candidate for this loan because I am highly responsible person and pay all my bills on time.
I have worked at my place of work for the last seven years and by November of this year it will be eight years.
I own my own Condo and I have resided there for four years now.
I hold a high senior position at work?in which?I maintain and supervise the operations of the whole company.
Thats all I can attest about myself. If you have any questions please don't hesitate to call me or email me.
Thanks
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424427
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$743.27

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1998	Debt/Income ratio:	34%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	13 / 14	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	27	Length of status:	2y 11m
Amount delinquent:	$33	Revolving credit balance:	$81,473	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	open-power	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to consolidate high interest rate credit cards.

My financial situation:
I am a good candidate for this loan because?I'm always helping other people by providing advice, support or a helpful hand.??I'd like to be debt free so that?I can help?others work towards obtaining their financial dreams by sharing my experience.

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 33/month
??Car expenses: $?no monthly car payment
??Utilities: $ 150
??Phone, cable, internet: $ 0
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424439
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$275.94

Auction yield range:	17.18% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-2004	Debt/Income ratio:	32%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	8y 0m
Amount delinquent:	$0	Revolving credit balance:	$6,667	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	revenue-warmth	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start a small "sweet" business
Purpose of loan:
This loan will be used to?Pay off my inherited?divorce debt which will?allow me to officially?start my small business venture, a cupcake bakery shop.
My financial situation:
I am a good candidate for this loan because? I am a smart?business professional?and have a solid?work history with the same company for 8 years along with a steady monthly income.?I plan?on keeping my current full time job as I grow my current cupcake?catering business which will?bring in?additional income.?I?have no other major financial responsibilities?which makes this loan my sole priority.???

Monthly net income: $ 2700

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 50
??Car expenses: $ 310
??Utilities: $50?
??Phone, cable, internet: $50
??Food, entertainment: $ 350
??Clothing, household expenses $100
??Credit cards and other loans: $?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424457
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,700.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.62%	Starting borrower rate/APR:	7.62% / 9.70%	Starting monthly payment:	$84.14

Auction yield range:	3.18% - 6.62%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	6.02%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Apr-1998	Debt/Income ratio:	13%
Credit score:	760-780 (Aug-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	56	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$18,016	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	shellstar	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	760-780 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	780-800 (Jul-2008)
Principal balance:	$1,653.20	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Pay off Amex - Never Late
Let's see how low this interest rate can go!

The purpose of this loan is to pay off the one credit card I have that is not already at a fixed rate.? I would rather pay simple interest to the great people loaning on Prosper than?compound interest to Amex.? The current interest on this card is about 13% and all my other debt is less than 8% - so it is silly to be paying that high rate.

I have quite a bit in savings and a great income, but?I would rather take out this loan (if I can get a really good rate) than take from my savings because I think it is important to have some money put aside just in case.?? On the same note though, I would rather just pay this off if we can't bid this interest rate low enough...

I own my home and do not own a car (I don't need one in New York).? I have never been late on a payment.? I actively manage my money down to the cent, and I am extremely frugal (cheap really).?? So this is about as safe a bet as you can make.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424463
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	4.18% - 19.00%	Estimated loss impact:	2.18%
Lender servicing fee:	1.00%	Estimated return:	16.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1994	Debt/Income ratio:	44%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	18 / 17	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	41	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$13,585	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ICON	Borrower's state:	California	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	52 ( 96% )	720-740 (Latest)
Principal borrowed:	$20,000.00	< mo. late:	2 ( 4% )	700-720 (Feb-2008) 740-760 (Aug-2006)
Principal balance:	$5,864.52	1+ mo. late:	0 ( 0% )
Total payments billed:	54
Description
Need funds to consolidate debt .
Hello,

Monthly Net Income : $3,100-$3,500

Monthly Expenses:??
?- Insurance : $350
?- Food : $400
?- Cell Phone/internet : $250
?- Gas : $300
?- Entertainment : $600
?- Credit Cards:? $500
?- Rental homes:?$300 (mostly due to repairs)

Total:? $2700

?- I am a native of the San Francisco Bay Area.? I am seeking these funds to consolidate some misc. debt.??I have two 5k credit cards at currently 21%?and 25%.?? I am an insurance broker by profession and own?a business as well.? My living expenses are minimal as I live at home and have no rent.? I own 4 homes in Texas and 1 home in New Mexico (equity $130,000 +).? Please feel free to ask me any questions you have.?

Thanks,

Mitchell
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424481
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,750.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$194.89

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1997	Debt/Income ratio:	18%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	20	Length of status:	10y 0m
Amount delinquent:	$587	Revolving credit balance:	$7,993	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	visionary-wealth	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Goal: No debt = New life
Purpose of loan:
Consolidate debt & get lower rate
Goal: be debt free (with exception of mortgage and student loans) & raise credit score (see note @ bottom)
Finacial Situation:
I'm a good candidate for this loan because I am reliable, focused, committed & can pay it back
Job: university for 10 yrs & earned additional income as a real estate agent & owner consulting biz (recently incorporated)
Bought home 2 yrs ago
Credit card debt (fixing car, travel to & from FL for daughter's funeral arrangements & tend to daughter's legal case, and necessary house repairs/upgrades)Expenses:
Mortgage: 30 year fixed @ 4.5% - $2100/mo
Utilities: $150 - $190/mo depending on season
Time Share: $171/mo
Credit Cards: $700/mo (we pay more than min ea. month)
Student loan: $320/mo
Internet & real estate fees paid from commissions & consulting income (biz expenses)

Background:
Our teen daughter was killed 5 yrs ago & we are still awaiting trial in FL-hence the travel expenses
We work hard & consistently. Past 2 yrs gross income: $104k and $106k, w/ the most of the commission and consulting monies being invested back into real estate, IRS taxes, & consulting endeavorsHusband grosses $58k to $66k based on avail OT Lead simple & modest life with our Shih Tzu (pic), & wish to assist others once debt free & liberated I'm excited about this opportunity, humbled there are people willing to invest in individuals & families (all while taking into account circumstances that traditional banks do not consider) & hope that investors find our request both compelling & worthy. We will truly be able to "pay it forward" once we repay this loan (I'm thinking positively - smiles).

I am a board member of local community hm owners assoc, &? buy into a community farm share to support local farmers. Within 3 yrs, I'll establish an org in daughter's memory and it will be dedicated to helping teens. Thank you for looking and lending!

NOTE: Delinquency on credit due to mix-up between automatic payment withdrawals with my bank and Sallie Mae student loans.Correction in progress (ask ?'s for further info)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424487
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1980	Debt/Income ratio:	34%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	7 / 8	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	35	Length of status:	0y 6m
Amount delinquent:	$4,561	Revolving credit balance:	$5,042	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	104%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	wise-entertaining-interest	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
fixing debt and kitchen
Purpose of loan:
This loan will be used to pay off credit cards and other debt.

My financial situation:
I am a good candidate for this loan because I have a 3 year debt free plan and cannot have any credit issues anymore.

Monthly net income: $ 7800.00

Monthly expenses: $
??Housing: $ 1440
??Insurance: $ 150
??Car expenses: $ 325
??Utilities: $125
??Phone, cable, internet: $ 125
??Food, entertainment: $200
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 200
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424499
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$311.99

Auction yield range:	11.18% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-2000	Debt/Income ratio:	10%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$7,048	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	TryingToGetAhead	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting ahead
I am a Senior Consultant for CedarCrestone and help to implement PeopleSoft SA in Higher Education institutes. My job is secure and steady with plenty of work in the pipeline despite the economy. I will have no problem making my payments. Purpose of Loan: consolidation of scattered high-interest debt thats very stressful to manage. My financial situation: I never miss payments and always pay the most I can. Monthly net income: $ 4360
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424505
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1987	Debt/Income ratio:	30%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	18	Length of status:	0y 8m
Amount delinquent:	$40	Revolving credit balance:	$73,808	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	101%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	priceless-commerce	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt consolidation
Purpose of loan:
This loan will be used to consolidate multiple higher interest revolving debts into one single loan, paid automatically.

My financial situation:
I am a good candidate for this loan because I have already demonstrated payments to the creditors that I will be consolidating!? Our household generates nearly $100K per year, and we're clearing up issues from before this point in time.? Thanks for your consideration!

Monthly net income: $ 3,785.16

Monthly expenses: $
??Housing: $ 1150 (1/2 of mortgage held in joint deed w/wife who also works)
??Insurance: $ 120
??Car expenses: $ 285.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $ 250.00
??Credit cards and other loans: $?400 (will be?consolidated!)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419342
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$23,180.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$840.11

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1995	Debt/Income ratio:	27%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	17y 1m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	CarlosCespedes	Borrower's state:	Florida	Borrower's group:	Global Group - Fast Same Day Approval -
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	19 ( 100% )	720-740 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	640-660 (Jul-2008) 640-660 (Jun-2008) 640-660 (May-2008) 640-660 (Apr-2008)
Principal balance:	$1,767.75	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Home improvement
Yes I want to payoff 2 mortgages tying 2 properties fpr 45000 I have a 2 years balloon payment and if I untie one of this properties then is paid in full and i can move to another property because will be free and clear one of this properties income is 2000 another 1100 means I can pay very easy this loan I want payoff a 20 or 25k loan.
address of this property is 5573 ne 3rd ave miami fl 33137 and the other is 226 ne 56th stret miami fl 33137 I am a very good payer.House is fully refurnished
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423498
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,400.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	31.86%	Starting borrower rate/APR:	32.86% / 35.28%	Starting monthly payment:	$105.68

Auction yield range:	14.18% - 31.86%	Estimated loss impact:	16.17%
Lender servicing fee:	1.00%	Estimated return:	15.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-2002	Debt/Income ratio:	22%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$2,214	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	24%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	youngprofessional2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,100.00	< mo. late:	0 ( 0% )	580-600 (Jan-2008) 580-600 (Nov-2007)
Principal balance:	$598.04	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Paying Off High-Interest Creditors
Recent changes in my life, from separating from my fiance to starting graduate school on a part time basis, have affected my financial situation. I am looking for a second Prosper loan to consolidate my debt and stay on track with my professional and personal life in the wake of a separation that has greatly affecting my financial well-being.

Purpose of loan:
My ex-fiance and I split the cost of just about everything: housing, car payment, utilities, and phone bills.? Sadly, when we split, I was left with most of the debt since I was the account holder for most of the loans.? I never saw the separation coming.? To complicate matters I had just accepted copious amounts of financial aid to start a graduate program prior to any sign that the engagement would end.? With all this debt, my credit is seriously tarnished and I am in need of help to reclaim my bank account and turn this around.

My financial situation:
In the last year, I've made leaps and bounds from living paycheck to paycheck to repaying some debt and starting a savings account.

Monthly net income: $ 1,964

I am excluding any additional income I may receive from freelance writing that I occasionally do. Any additional earning I may have I will put towards repaying other obligations and/or savings.

Monthly expenses: $ 1,594
??Housing: $ 487
? Car Insurance: $ 65
??Car expenses: $ 312
??Utilities: $ 91
? Cellphone, cable, internet: $ 90
? Food, entertainment: $ 250
? Student loans: $250
??Other expenses: $ 120

Money Available to repay loan: $300
I will use the loan to repay the following obligations: $750 @ 29.99% $400 @ 29.99%
$700 @ 24.95%$400 @ 18.99%
The $2,400 loan minus PROSPER fees will yield $2,250 to pay off my credit cards and any extra monies will go into savings account at 2.5% interest rate.? I am planning to repay this loan early! (Hopefully with my tax return in 2010!)
Please let me know if you have any questions!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423914
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$131.97

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1996	Debt/Income ratio:	26%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	11 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	18	Length of status:	2y 4m
Amount delinquent:	$232	Revolving credit balance:	$21,835	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	efficient-basis	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Baby on the way!!!
Purpose of loan:
This loan will be used to pay for materials to finish renovations to my home.? I bought my house a couple of years ago, and have been working in my free time to perform badly needed upgrades.? As I am working to pay off the debt from my 20?s and don?t use credit cards, I only purchased materials for the house when I had cash to pay for it.? Now, with a baby on the way, I have only a couple of months to finish these projects!!!

My financial situation:
I am a good candidate for this loan because, I have been steadily employed since I was out of college (over 9 years ago) and I have never even been late with a payment (see note below, regarding delinquency).? ?As you will see below, I make more than enough to cover my monthly obligations, and I intend on paying this loan off early.

Monthly net income: $ 4485

Monthly expenses:??
Housing: $ 1130 (mortgage and tax)??
Insurance: $ 109??
Car expenses: $ 80 (car is paid off, this is a monthly average for gas, oil change, etc.)??
Utilities: $ 65??
Phone, cable, internet: $ 100??
Credit cards and other loans: $ 1000 (I often pay up to $2000, as I work to eliminate my debt)

Delinquency note:? I learned of this erroneous delinquency, upon Prosper pulling my credit.? I immediately contacted the parties involved, and filed a dispute with Experian.? On 9/9/09, I received email confirmation from Experian that the investigation was closed and the delinquency deleted.? Unfortunately, Prosper will not run my credit again until 30 days has passed, but I would be open to providing the documentation supporting the Experian investigation, if necessary.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 423918
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$113.12

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1986	Debt/Income ratio:	28%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	20 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	59	Length of status:	14y 1m
Amount delinquent:	$0	Revolving credit balance:	$26,755	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	industrious-funds	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debts
Purpose of loan:
This loan will be used to?pay off high interest debt to be able to reduce principal instead of?working to pay mostly interest?

My financial situation:
I am a good candidate for this loan because? I have the opportunity to work more hrs which enables me to always be able to make payments on time. Also, this last year there were extra expenses with helping my daughters while they were continuing their education, which is now completed.

Monthly net income: $ 4,000

Monthly expenses: $
??Housing: $ 638
??Insurance: $ 100
??Car expenses: $ 300
??Utilities: $ 300
??Phone, cable, internet: $ 120
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424008
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.50%	Starting borrower rate/APR:	11.50% / 13.63%	Starting monthly payment:	$98.93

Auction yield range:	4.18% - 10.50%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1998	Debt/Income ratio:	18%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	17y 11m
Amount delinquent:	$0	Revolving credit balance:	$4,849	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	14%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	jeffandjigz	Borrower's state:	Texas	Borrower's group:	Socorro Capital Partners
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	26 ( 100% )	740-760 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	660-680 (Dec-2007) 660-680 (Apr-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Im in need of your help
Purpose of loan:
This loan will be used to pay off existing credit card debt and consolidate payments. Most of my credit card debt was incurred when I was out of work due to a medical condition.? I was out of work for 3 1/2 months and I received no money during that time.? I had short term disability but for less than one year.? And since they determined that this was a pre-existing condition they declined my claim.? I was really counting on that money and I got a little over extended on my credit cards.

I am current on all my payments.? I would just like to consolidate all my credit cards into a single payment.

My financial situation:
I am a good candidate for this loan because I have an excellent payment history and no delinquencies. I contribute approximately $1400.00 for all household expenses, including housing, utilities, food, car expenses, etc. (as evidenced below), so I can well afford this loan payment. I have been a Prosper member for several years now, and have also loaned to others, since I think this is the greatest thing since sliced bread.? And? I will continue to fund additional loans in the future once Texas is able to bid on loans once again.

Monthly net income: $ 3500.00

Monthly expenses: $ 1365.00
? Rent: $ 620.00
??Insurance: $ 50.00
??Car expenses: $ 40.00
??Utilities: $ 115.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 200.00
??Other expenses: $

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424014
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1991	Debt/Income ratio:	32%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	21 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$29,814	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	dollar-dreamer9	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"Let the sun shine in"
Purpose of loan:
Pay for auto repairs. Timing?belt and water pump due to be replaced, check engine light is on.?

My financial situation:
I have a good job with a decent income. I had some expenses I needed to pay and took out a couple "payday loans" in anticipation of receiving a small settlement from my mother's estate, which was expected to close in July. It now appears it will be delayed for several more months. The payday loans have put me in a positiion where my expendable income is reduced, thus the need for this request.?My credit score may be low due to the amount of obligations I have, but I've never had late payments on any of my accounts. My savings are primarily in my 401(k)?and I'm not eligible to draw on that at this time. I'm a good risk despite the system generated rating assigned to me. I'm a person of character and I honor my obligations, also you will be earning an excellent return on your investment.

Monthly net income: $ 4,700

Monthly expenses: $
??Housing: $ 1034
??Insurance: $ 80
??Car expenses: $ 334
??Utilities: $?70
??Phone, cable, internet: $ 120
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 1000
??Other expenses: $

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424020
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1986	Debt/Income ratio:	26%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	6 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$581	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	89%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	0
Screen name:	liberty-circuit	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my debt
Purpose of loan:
This loan will be used to?
pay off higher interest debt????????
My financial situation:
I am a good candidate for this loan because?
I have been in my current industry over 20 years.????
Monthly net income: $ 2500????????????????????????

Monthly expenses: $
??Housing: $ 385????
??Insurance: $ 134????
??Car expenses: $ 50
??Utilities: $ 75
??Phone, cable, internet: $ 140
??Food, entertainment: $ 160
??Clothing, household expenses $
??Credit cards and other loans: $150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424026
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.55%	Starting borrower rate/APR:	25.55% / 27.86%	Starting monthly payment:	$240.31

Auction yield range:	11.18% - 24.55%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1991	Debt/Income ratio:	67%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	20 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	88	Length of status:	7y 3m
Amount delinquent:	$0	Revolving credit balance:	$20,138	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	money-paradise	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off High Interest Cards
Purpose of loan:
This loan will be used to consolidate two high interest rate?credit cards into one fixed rate term loan in order to pay off debt.?This would then boost my credit score which would allow me to?apply for a?SBA loan to start my trucking business. I guess you could say to?start my own economic stimulus. My fiance, who has been a truck driver for 10 years, would drive the truck for the business.?

My financial situation:
I am a good candidate for this loan because I pay my bills on time, never late, and have no delinquencies. The high amounts on my credit lines come from paying for school expenses?while trying to get my MBA; and,?all this while maintaining my fulltime employment as an accountant.?

Thank you for your time and consideration in viewing my Prosper listing. Your?assistance would be?greatly appreciated in helping me to?reach my goal.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424062
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$323.42

Auction yield range:	11.18% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1994	Debt/Income ratio:	42%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$37,616	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	benefit-statue	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to consolidate two high interest credit cards.

My financial situation:
I am a good candidate for this loan because, I always pay my bills on time I just have really?high interest rates.?

Monthly net income: $ 2400

Monthly expenses: $
??Housing: $ 400
??Insurance: $ 150
??Car expenses: $ 450
??Utilities: $ 0
??Phone, cable, internet: $ 60
??Food, entertainment: $ minimal
??Clothing, household expenses $ minimal
??Credit cards and other loans: $ 1000
??Other expenses: $ minimal
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424074
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$121.33

Auction yield range:	11.18% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-2003	Debt/Income ratio:	9%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$5,023	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	wonderful-balance9	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Want to Consolidate Debt!
Purpose of loan:
This loan will be used to?consolidate debt by paying off a couple of credit cards

My financial situation:
I am a good candidate for this loan because? I pay my bills on time! Had a little rough patch a few years ago but have come through it with flying colors! Looking to continue on that path!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424080
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$163.09

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1991	Debt/Income ratio:	26%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	9 / 7	Employment status:	Part-time employee
Now delinquent:	2	Total credit lines:	41	Length of status:	15y 0m
Amount delinquent:	$0	Revolving credit balance:	$5,268	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	82%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	loan-tamer1	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used eliminated 5 credit card bills. I have received notices saying that they are going to increase my interest rates and they have already lowered my balances?????

My financial situation:
I am a good candidate for this loan because? I have taken up a second job with the intention of paying off my credit cards. I used my credit cards when times were tough for food and fix our car. With my husband and my income we will be able to acheive our goal.
Monthly net income: $
1400 ($3000 if including my husbands income)
Monthly expenses: $
??Housing: $ 875????
??Insurance: $ 100????Car expenses: $?275
??Utilities: $ 75
??Phone, cable, internet: $ 99
??Food, entertainment: $ 300
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 250
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424086
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,900.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$77.96

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1995	Debt/Income ratio:	32%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	7y 4m
Amount delinquent:	$0	Revolving credit balance:	$4,370	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	depsce	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	640-660 (Latest)
Principal borrowed:	$3,900.00	< mo. late:	0 ( 0% )	640-660 (Apr-2008)
Principal balance:	$1,899.30	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
paying off credit cards
Purpose of loan:
This loan will be used to? refinance current prosper loan and pay off credit cards

My financial situation:
I am a good candidate for this loan because??I have a? stable income and i have always made all payments on all accounts on time and they are all in good standing i need this loan to help me get out of debt and pay off credit cards.

Monthly net income: $ 33000 38000

Monthly expenses: $
??Housing: $ 524
??Car expenses: $ 360
????Phone, cable, internet: $ 25.00
????Clothing, household expenses $
??Credit cards and other loans: $ 40
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424094
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,400.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	14.98%	Starting borrower rate/APR:	15.98% / 18.16%	Starting monthly payment:	$119.50

Auction yield range:	6.18% - 14.98%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-2000	Debt/Income ratio:	39%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$15,167	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	allie1999	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	720-740 (Latest)
Principal borrowed:	$13,000.00	< mo. late:	0 ( 0% )	720-740 (Oct-2007)
Principal balance:	$1,362.96	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Refinancing car
Purpose of loan:

This loan will be used to refinance the remaining balance on a 1996 Audi A6 quattro.?

My financial situation:

I am a good candidate for this loan because I have good credit and make payments on time.?I am in a good financial situation and I am a homeowner. I have a Master?s degree and work in a full-time permanent position as a biologist at en environmental consulting firm, and have been employed there since May 2008.? My husband is self employed as a real estate broker. We make all of our payments on time. I will most likely pay this off early, as I do most loans.? Here is a breakdown of income/expenses:

Net?monthly income (my income alone): $2600
Mortgage Payment (includes taxes and insurance): $950
Car insurance: $150
Electric/gas: $70
Water/sewer: $50
Internet/phone: $80
Credit card payments (mostly debt accrued in college ? we do not use credit cards anymore): $500
Student loan payments: $150
Which leaves $650/month for groceries, gas, house expenses, and other miscellaneous expenses.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424098
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$384.51

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1986	Debt/Income ratio:	39%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	35	Length of status:	5y 7m
Amount delinquent:	$85	Revolving credit balance:	$28,004	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	power-ross	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Energy Efficient Vending Purchase
Purpose of loan:
This loan will be used to purchase the first 3 of 11 vending machines for my new business.? ?I will secure the machines through National Vending, inc.? They provide new, physically challenged accessible,?combination (candy and soda)?vending machines that? come with a guaranteed 2-year service and location agreement in a secure?inside location. The new machines?are energy efficient, using approximately $11.00 a month in engergy as compared to the older model machines that use $36.00 of energy per month.?My prices will be reasonable and comprable to the local market and stocked with both healthful and popular snack items.

My financial situation:
I am a good candidate for this loan because the funds will be repaid ontime each month from the machine profits. The vending business is very stable; The national average per machine is approximately $240.00 per week in sales.??

Monthly net income: $3,605.00

Monthly expenses: $
??Housing: $?510.00
??Insurance: $65.00
??Car expenses: $250.00 (petrol)?
??Utilities: $300.00
??Phone, cable, internet: $ 160.00
??Food, entertainment: $ 170.00
??Clothing, household expenses $?40 (Dry Cleaning)
??Credit cards and other loans: $600.00?
??Other expenses: $ 400.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424110
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,300.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	8.95%	Starting borrower rate/APR:	9.95% / 12.06%	Starting monthly payment:	$299.87

Auction yield range:	8.18% - 8.95%	Estimated loss impact:	6.38%
Lender servicing fee:	1.00%	Estimated return:	2.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1997	Debt/Income ratio:	14%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	12y 10m
Amount delinquent:	$0	Revolving credit balance:	$392	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	RodLee	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	800-820 (Latest)
Principal borrowed:	$4,100.00	< mo. late:	0 ( 0% )	680-700 (Jan-2008)
Principal balance:	$2,156.34	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Lend Here!!!
Purpose of loan:
This loan will be used to?
As you can see from my picture, My wife went to Uganda last summer. I would like to go this year. I would be leaving Dec.26th and returning Jan4th. We both have a heart for the people of Uganda, and would eventually like to go long term. In the mean time, we will continue to go for short trips.
In addition to paying for this trip, I would like to pay off my truck (approx. $5,500) and a school loan my wife has from getting her nursing degree (approx. $1,200)
If you would like to help us out financially I would MORE then willing to send you some pictures of my trip to Uganda when I return this January. Although prosper isn't letting me put up my email address right here because it's saying I can't put up personal information for some reason, but we'll find a way!!

While there, I would also like to check into FAIR TRADE. Fair trade is a company that will provide a fair wage to peoples of latin american, asia, and africa for the goods they provide. I wouldn't be quitting my job for this business adventure, but I think I could sell some goods from the Ugandan people here in the USA. (Local collages, parades, town fairs, etc.)

My financial situation:
I really haven't been hit to hard from this ECONOMIC meltdown. I've kept my bills pretty well in order, and followed my fathers advice of not living above my means.
I've worked for the same company for almost 13 years, (I'm 31) So you can see, I plan on retiring from there, I won't be looking for a new job any time soon.

Monthly net income: $4,800-5,800 a month between both my wife and I. Also the swing because of the amount of Overtime I work in a given month.

Monthly expenses: $
??Housing: $ 1,230 ?? ???
??Insurance: $ 164
??Car expenses: $ 940 (truck and SUV ????
??Utilities: $ 275 for gas and electric (budget plan), $74 for water,
??Phone, cable, internet: $ all in one for home 149 month, cell ranges between 150-250 depending on how much my wife talks.
??Food, entertainment: $ 650-750 give or take
??Clothing, household expenses $ 200 guessing here folks.
??Credit cards and other loans: APPROX. $300 to JC Penneys, $300 to Target.
??Other expenses: $ both the wife and I live about 30 miles from work so gas is a big money eater. I'm guessing 300+ a month on gas alone, plus periodic oil changes and general car maintenance. $60 a month to sponser 2 children from the GULU district of Uganda.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424128
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1979	Debt/Income ratio:	22%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	6y 10m
Amount delinquent:	$0	Revolving credit balance:	$4,741	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	102%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	powerful-credit	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying personal loans
Purpose of loan:
This loan will be used to pay personal loans and to get me back on track.?

My financial situation:
I am a good candidate for this loan because?I have a long term stable job. I own a house. It is important to me to pay my bills in a responsible manner.

Monthly net income: $ 4600.00

Monthly expenses: $
??Housing: $ 1579.00
??Insurance: $ 135.00
??Car expenses: $ 500.00
??Utilities: $ 300.00
??Phone, cable, internet: $?400.00
??Food, entertainment: $?300.00
??Clothing, household expenses $ 300.00
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424134
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$254.71

Auction yield range:	17.18% - 29.00%	Estimated loss impact:	36.19%
Lender servicing fee:	1.00%	Estimated return:	-7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-2008	Debt/Income ratio:	18%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$727	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	7
Screen name:	the-wonderous-openness	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
School and vehicle
Purpose of loan:
The loan would be used towards schooling, tuition, books and etc. The other purpose of the loan would be used towards the purchase of a vehicle. My car was recently involved in an accident and can't be repaired.

My financial situation:
I am a good candidate for this loan because I am honest, reliable and I take top priority in paying my bills on time. I have been in my current position for almost 2 years. I also have stocks I can sell if it was ever needed.

Monthly net income: $ 2,015.00

Monthly expenses: $ 974.00
??Housing: $ 300.00
??Insurance: $ 0.00
??Car expenses: $ 0.00
??Utilities: $ 0.00
??Phone, cable, internet: $ 94.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 130.00
??Credit cards and other loans: $150.00
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424140
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.56%	Starting borrower rate/APR:	26.56% / 28.89%	Starting monthly payment:	$1,014.74

Auction yield range:	8.18% - 25.56%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1980	Debt/Income ratio:	11%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	28y 11m
Amount delinquent:	$0	Revolving credit balance:	$248,540	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	orange-peso-sycamore	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New custom doors
Purpose of loan:
This loan will be used to? add new custom doors and garage doors to my home.

My financial situation:
I am a good candidate for this loan because?I have been in the same profession for 30 years and the ability to repay the loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424144
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$306.19

Auction yield range:	11.18% - 26.00%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1990	Debt/Income ratio:	55%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$31,653	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	goodgirl139	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	660-680 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	680-700 (Jun-2008)
Principal balance:	$4,544.24	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
2nd Prosper,Getting it all together
Re-list due to Prosper thinking I should ask for less...

Purpose of loan:
My husband recently received a small inheritance, and we sought the help of a financial advisor to guide us toward the best way to use it.? His advice was to not pay down debt, but rather sock it all away in some type of savings account.? This seemed very strange to me.? He explained that with the?financial markets the way they were,?unemployment as high as it was, and job security no longer being what it was, that we might need the money down?the road (hence the savings stock pile).? It made sense to a certain extent, so we decided on a compromise.? The initial plan was to?consolidate all?of my?CC debt (which I would then close the accounts), use?half of the inheritance to pay off the home equity line of credit, and put the rest in a?money market account.? However, Prosper seems to think I shouldn't ask for the $16K that would be needed to do that, so I will take a different approach.? I will consolidate a few of my larger debts (such as auto loan and 1st -and current- Prosper loan) into one payment freeing up some funds to pay extra toward the ultimate goal of CC pay off.

My financial situation:
I am a good candidate for this loan because I have proven my worth through on time payments, often more than the minimums, on all of my debts (including a current Prosper loan that I have had for over a year now).??We have?two household incomes,?and I receive?bi-weekly child support from my ex husband for my two children.?

Monthly net income: $ 2602 (This includes my wages and child support but NOT MY HUSBAND'S WAGES)? However, the monthly expenses are TOTAL for both of us, not just my "share".

Monthly expenses: $?2326.76
??Housing: $ 699.86
??Insurance: $ 95 (This is for auto and home)
??Car expenses: $ 163.90
??Utilities: $ 125
??Phone, cable, internet: $ 71
??Food, entertainment: $ 400
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 772
??Other expenses: $ 0

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424158
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1998	Debt/Income ratio:	30%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	18 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,109	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	wise-just-order	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
investment
Purpose of loan: I will do a little investment and will be able to pay this loan off in 6-12 months
This loan will be used to?

My financial situation: I have always paid my bills on time and wil have no problem paying this amount back, so please consider me, I wouldnt ask for this amount if I couldnt pay it, I would like to have more but I will start out whereever you can fit me to prove my ability to repay this loan.
I am a good candidate for this loan because?

Monthly net income: $ 2683

Monthly expenses: $
??Housing: $ 378.21
??Insurance: $ 47
??Car expenses: $ 367
??Utilities: $75
??Phone, cable, internet: $?10.95
??Food, entertainment: $?100
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424196
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1986	Debt/Income ratio:	20%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	62	Length of status:	31y 1m
Amount delinquent:	$0	Revolving credit balance:	$1,168	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	20%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	lexie2001	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	640-660 (Jul-2008)
Principal balance:	$1,720.39	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
New HE Heating and Cooling System
Purpose of loan:
Purchase high-efficiency heating & cooling system.My system is over 23 yrs. old & both AC & furnace need major repairs. I have a licensed friend who found a unit at wholesale and is willing to install the system for at 1/2 the cost of local dealers. I will qualify for 30% tax credit & save $400 per year on power bills. My financial situation:
I?ma good candidate for this loan because I have worked for over 30 years at the same university. When I pulled Experian score it was 671.

Due to hefty lawyer fees and other expenses for my husband?s immigration process and additional lawyer?s fees for custody and visitation for my husband?s two sons, I paid out $50,000 in just 1 year. I filed for Chapter 7 bankruptcy 2 years ago. I did reaffirm some of my debt including 2 car loans and my mortgage. Since the discharge, I have been current with all my payments, including my 12 Prosper loan payments.I had a great experience with my first loan so hope you?ll fund this loan. Limited space so if have questions, please ask.

Monthly net income: $ 4,700 (+ husband?s $1,000 contribution)
Monthly expenses: $3,500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424210
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$19,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.56%	Starting borrower rate/APR:	26.56% / 28.89%	Starting monthly payment:	$771.20

Auction yield range:	8.18% - 25.56%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1995	Debt/Income ratio:	54%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$9,505	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	five-star-social	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:

The purpose of this loan is to consolidate and pay off high interest credit cards.? The majority of my debt came from large expenses, emergency surgery for my dog, medical expenses for myself, my wedding, down payment on the house, big repairs for the house, tuition for school, etc, etc.? It adds up really quick.? When living paycheck to paycheck it seems you have no other choice but to use the credit card for big expenses.? This is not the way.? It is my goal to get out of this rut and start saving so that I no longer have to rely on credit cards.? I have learned from my past mistakes and I have cut up all but one credit card.? I have managed to pay off two major debts.? Recently the rates have gone up and my plan I was following seems to be more difficult to keep up with. I recently lost my second job due to the recession which was also a setback to my debt payoff plan. ?I would like to have just one payment to focus all my efforts on rather then being split up over several.? I would like to have a definite goal to work towards that in x number of payments this will be paid off.? I want to be debt free and remain that way so that I can focus more on my education and my family rather then always being overwhelmed by the bills.

My financial situation:
I am a good candidate for this loan because? I work hard and am very dedicated.? I have been employed by the same company for five years. Prior to that I held the same job for 12 years and only moved on because my position was eliminated.? I have been with the same bank since I was eighteen.? I pay my bills on time every month and try to pay extra on most of them.? I take my financial obligations very seriously.? I pay my taxes. My credit score is decent and can only be improved if my debt to income ratio was lower.? My husband had terrible credit prior to us getting together and he is now also working hard to build his credit up, he has learned that you can?t just walk away from your debts.? We made the mistakes and put ourselves in this situation and we are working diligently to correct our mistakes.? We have a plan to pay off our debt and will stick with it. It would just be more achievable if it was consolidated with a lower interest rate.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424228
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-2006	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	1 / 1	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	2	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$855	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	unconquerable-penny	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lost My Job So I'm Back to School
Purpose of loan:
This loan will be used to help me pay for expenses while I'm in college. I recently lost my full time factory job due to downsizing and I decided to better myself by going back to college to get a degree in PC Administration and Support. Between my wife's financial aid and my own financial aid, we can almost pay for everything we need this semester. We just need a little jump start until the college mails out our financial aid checks. I have been searching for a job for 6 weeks but I haven't had any luck. I've had 3 interviews, but no job offers. I have even applied at McDonald's and still no luck.

My financial situation:
I am a good candidate for this loan because I am responsible. I'm just a young guy who has been hit by bad luck. My wife and I will receive approximately $3600 from our college per semester. When added to part time jobs, we can survive off of this money. We just haven't had any luck finding part time jobs yet.

Monthly net income: with financial aid $1000

Monthly expenses: $985
??Housing: $ 420
??Insurance: $0
??Car expenses: $50
??Utilities: $100
??Phone, cable, internet: $60
??Food, entertainment: $200
??Clothing, household expenses $0
??Credit cards and other loans: $125
??Other expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424234
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,600.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	30.00%	Starting borrower rate/APR:	31.00% / 33.39%	Starting monthly payment:	$111.80

Auction yield range:	8.18% - 30.00%	Estimated loss impact:	7.23%
Lender servicing fee:	1.00%	Estimated return:	22.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-2002	Debt/Income ratio:	20%
Credit score:	660-680 (Aug-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$10,260	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	duck2006	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	660-680 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	720-740 (Jul-2009) 600-620 (Apr-2008)
Principal balance:	$3,088.81	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Debt Consolidation 2nd Prosper Loan
Purpose of loan:
This loan will be used to cover some short term expenses. I am still a full time assistant making a pretty good salary?annually but have incurred some?one-time fees to get my real estate license (Test fee, application fee, background check, classes, association fees, mls fees, lockbox key). I have had to put these expenses on a high rate credit card. With my license my income will grow?exponentially I will also be staying in the support staff position until I am making six figures.

My financial situation:
I am a good candidate for this loan because I just bought a house and have re filed my taxes to get the $8000 first time homebuyer tax credit. I also have an sale in escrow already after just a week of having my license. Scheduled to close 10/2/09. Please also notice that I have never missed a payment on my first prosper loan or any other line of credit ever! Also please notice my spouses income. Thank you for your consideration!

I am starting this rate out very high hoping it gets bid down. Thanks!

Monthly net income: $ 5215
Spouse Income $2450

Monthly expenses: $ 1430
??Housing: $ 549
??Insurance: $ 100
??Car expenses: $ Paid Off
??Utilities: $?40
??Phone, cable, internet: $ 65
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $?576
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424240
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.83%	Starting borrower rate/APR:	25.83% / 28.15%	Starting monthly payment:	$482.40

Auction yield range:	17.18% - 24.83%	Estimated loss impact:	19.43%
Lender servicing fee:	1.00%	Estimated return:	5.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-2001	Debt/Income ratio:	26%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,063	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	coachbk	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	700-720 (Latest)
Principal borrowed:	$4,800.00	< mo. late:	0 ( 0% )	620-640 (Jun-2008)
Principal balance:	$3,178.99	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Improvements on new home purchase
I have been a Teacher and a Coach for now 28+ years. I have recently bought a home built in 2003 in Naples Florida. I have a prosper loan of $4800 and paid off probably a third of it, never missing a payment. The salary of mine has gone up to the middle 80's and even more if I choose to teach summer school. I paid $47500 cash down on my home. The money came from Game Show winnings on NBC , and I also shared it with family and friends , plus my school's softball team. I need a few thousand more to make the improvements on my home such as a new Trane air unit , pool , landscaping ect., even pay off first prosper loan if allowed. You see I put my other money to good use and don't plan on buying something I don't need. please contact me if you have any questions
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424246
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,100.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$101.98

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1994	Debt/Income ratio:	19%
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	7y 3m
Amount delinquent:	$0	Revolving credit balance:	$54,485	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	capital-geyser7	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high-interest cc debt
Purpose of loan:
This loan will be used to? pay off high-interest rate credit card debt. I will use the money saved in a lower payment to pay down debt more quickly.

My financial situation:
I am a good candidate for this loan because?I have good credit, my partner and I own our home. I also own a duplex in Texas, which I rent to my mother and nephew in Texas. I have never been late on any mortgage payments. I pay all my bills on time. My partner and I have twin 4-year-old boys and unfortunately have built up debt as a result of that and of starting my partner's private practice as a psychotherapist. Thanks very much for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424264
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$293.25

Auction yield range:	17.18% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-2000	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$8,226	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	sparkling-peace3	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
High interest credit card pay off
This loan will be used to eliminate the balance on my high interest rate credit card. The balance on the card is $8,000, and the credit line on the account is $14,000. I used this credit card through college to pay for tuition, books and to fund some expenses associated with my studies in Europe. The highest balance I had was $11,500. After I graduated and began working full time as an executive assistant, I was able to pay about $6,000 from 2005-2007. In 2007, I used the card to fund a certification class. I have only used the card twice since February 2008...for a mattress and a pair of work shoes. Even though I have been an account holder for 8 years and have an excellent payment history, the interest rate has been hiked to 24% starting October 2009. This has been the third time rates have been increased this year alone. After speaking with a costumer service professional, I found that these interest rate increases have been administered to all account holders regardless of repayment history. I just recently resigned from my full time job to take care of my new baby (born in 2008). My husband's salary is sufficient for all of our living expenses. The only expenses I am responsible for are my student loan and car payment both under $160/month. Working part-time as a bartender has been a great way for me to make money without having to rely on childcare. My husband comes home in the evenings and I go to work. I am able to pay at least $300/month to repay this loan. On average that is the amount I pay now each month to the credit card company. With the high interest rate I am unable to even put a dent in my balance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424270
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$753.50

Auction yield range:	8.18% - 20.00%	Estimated loss impact:	7.47%
Lender servicing fee:	1.00%	Estimated return:	12.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-2003	Debt/Income ratio:	30%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$14,471	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	kindness-commando	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating bills/back to school
Purpose of loan:
I am consolidating my debt from diffferent areas to simplify my monthly payments and save some money. This consolidation would include?$14,400 spread over 4 credit cards (8.4%, 13%, 15%, 14.5%). The remaining $5,600 would be used for me to go back to school?and get my special education licensure (master's work) to continue teaching in my field.

My financial situation:
I am a good candidate for this loan because? I have never missed a payment in my entire life. Either way I am going to pay this debt off. This is not a matter of not being able to pay off my debt. By consolidating my debt I save money, by avoiding compunding interest and you make money with a much higher return than a 1% earnings in a?generic savings account.

I am a Special Ed teacher in Minneapolis, but I am on a variance and if I do not go back to school?they will not rehire me as a special education teacher. I am guaranteed a?regular ed. position which I would take, but I'm more passionate about working with?special needs students.?I make $40,000 a year with an oppurtunity to teach summer school and make an aditional $5,000.

I appreciate your time in reading this. Thank You.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424276
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$424.52

Auction yield range:	17.18% - 29.00%	Estimated loss impact:	20.69%
Lender servicing fee:	1.00%	Estimated return:	8.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1999	Debt/Income ratio:	11%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	6y 1m
Amount delinquent:	$0	Revolving credit balance:	$6,734	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	NicOCjoe	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	12 ( 100% )	600-620 (Latest)
Principal borrowed:	$4,975.00	< mo. late:	0 ( 0% )	600-620 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Basic Transportation
Purpose of loan:
For the Purchase of a used vehicle.

My financial situation:
A great Candidate: No Late Payments, Paid off Previous Prosper Loan satisfactorily in less than 1 year.

Monthly net income: $ 5300 / month Gross. . . $4,500 net.

Monthly expenses: $?
??Housing:???????????$?1,000 / month
??Life Insurance:?? $?12.50 / month (billed $150 / year)
??Car expenses:?? $???0?- Sold cars and paid off?negative equity with credit cards
??Utilities:???????????? $??25 / month
??Cell Phone:????????$? 35 / month?
??Food:?????????????????$ 300 / month
??Clothing, household expenses $ 100 / month
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424288
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.06%	Starting borrower rate/APR:	22.06% / 24.32%	Starting monthly payment:	$229.33

Auction yield range:	8.18% - 21.06%	Estimated loss impact:	6.99%
Lender servicing fee:	1.00%	Estimated return:	14.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1999	Debt/Income ratio:	10%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$19,804	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	greenback-wind	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to pay off some credit cards that have high interest rates

My financial situation:
I am a good candidate for this loan because I have a stable income in a growing career. I have a lot of experience in my line of work and our company is expanding.

Monthly net income: $ 5400.00

Monthly expenses: $ 120.00
??Housing: $ 1750.00
??Insurance: $ 200.00
??Car expenses: $ 100.00
??Utilities: $ 300.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 578
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424294
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.03%	Starting borrower rate/APR:	32.03% / 34.44%	Starting monthly payment:	$130.71

Auction yield range:	11.18% - 31.03%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1999	Debt/Income ratio:	39%
Credit score:	640-660 (Aug-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$610	Occupation:	Civil Service
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	11%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	1
Screen name:	coin-lionheart8	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expand My Business
Purpose of loan:
The purpose of this loan will be to expand my small Chainsaw Carving Business. My intentions of taking this business loan is to purchase a new enclosed trailer, a small generator, and a portable air compressor. I have been Chainsaw Sculpting for over 3 years now part-time and I sell much of my art work from my home shop, local shops who carry my art work, and at different events that I take my artwork to, the only problem is when I go on the road and take my art work/ sculptings, I can only take a select few and usually I sell out very quickly, which limits the amount of cash flow I can bring Into my business from these events. I would like to take this loan and purchase this equipment so I may take more of my product (Carvings) to market and events where I can sell more of my artwork and do live carving demonstrations which will increase my sales and get my artwork more recognized and valued. Right now my business works out of a 1000 square foot shop for all of the indoor prep work, with a 1500 square foot outdoor work area for carving.
My financial situation:
?I have already invested a Substantial amount of money into purchasing all of the equipment and building the work shop. All of the money for the start of my small business has been invested by myself and my husband and was a cash investment. We pay our bills on time with most all of our bills paid direct debit, so we are never late, every aspect of our small business is paid for, all profits from our sales will be allocated to pay off this loan, plus we want to increase our credit rating too. I still work a full time job 3rd shift where I have been employed for many years and is a very secure job, and my husband works full time first shift he also has been employed with employer for 11 years so we have a steady income and job security from both of our jobs plus the income from our small business which the carving business averages $325 in sales per weekend.
The funds from the prosper loan will be allocated as such:
New 6X12 Enclosed Trailer $2399.00
New 3000 Watt Generator for the enclosed trailer $459.99
New Air Compressor for the enclosed trailer $129.99

Monthly net income: TOTAL $6700.00
????????????????????????????????? $ 5200.00 take home from both myself and my husband
????????????????????????????????? $1500.00 a month in sales from the business
Monthly expenses: $ 3535.00
??Housing: $ 2000
??Insurance: $ 230
??Car expenses: $ 500
??Utilities: $ 200
??Phone, cable, internet: $ 180
??Food, entertainment: $ 175
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 50
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424306
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1994	Debt/Income ratio:	35%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$9,842	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	decisive-commerce	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off credit card debt using the debt roll down stategy where I will pay off the credit cards with the highest APR first and then paying them off accordingly down the the card with the lowest APR.????????

My financial situation:
I am a good candidate for this loan because? I have a stable job where I have been employed for 5 years.? I am a soon to be college graduate(5/2010). With the downturn in the economy?I had to rely on credit cards more than I had wanted to but such as life now I would like to aggressively pay them off.

Monthly net income: $ 2448

Monthly expenses: $
??Housing: $? 715
??Insurance: $?133
??Car expenses: $ fuel..$300
??Utilities: $ 50/month?
??Phone, cable, internet: $?112
??Food, entertainment: $ 125
??Clothing, household expenses $?75
??Credit cards and other loans: $ 850.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424318
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,700.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.33%	Starting borrower rate/APR:	12.33% / 14.47%	Starting monthly payment:	$190.22

Auction yield range:	4.18% - 11.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1994	Debt/Income ratio:	18%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	9y 9m
Amount delinquent:	$0	Revolving credit balance:	$55,978	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	sunny-currency	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off 1 High Rate Credit Card
Purpose of loan:
This loan will be used to pay off one high rate credit card.?The credit card company raised my rate and closed the account, because they said I had "high debt" according to my credit report across all my accounts.?Despite the fact that I had never missed a payment and always pay more than the minimum.? Then they said they can not lower my rate, because the account is closed.

My financial situation:
I am a good candidate for this loan because I ALWAYS pay my debts on time all the time.? I will be credit card debt free by September 2012 by 39th birthday.? I've firgured out that the credit card companies are smarter than me!??They've beat me many times with the lure of Rewards cards - me saying I will pay them off each month, but now I know that sounds like a good idea but it never happens.? So, I'm done playing that game and work on a cash only basis from now on.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424324
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.49%	Starting borrower rate/APR:	19.49% / 21.72%	Starting monthly payment:	$184.52

Auction yield range:	8.18% - 18.49%	Estimated loss impact:	6.93%
Lender servicing fee:	1.00%	Estimated return:	11.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1985	Debt/Income ratio:	27%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	80	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$68,239	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	sensible-dedication	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off High Rate Credit Card
Purpose of loan:
This loan will be used to? pay off a high rate credit card

My financial situation:
I am a good candidate for this loan because? I have a steady income not only from working but rental income and farm income thid fall when crops are harvested.

Monthly net income: $ work 3000.00/month and rental is 3000.00/month

Monthly expenses: $
??Housing: $ 400.00
??Insurance: $ 100.00
??Car expenses: $ 200.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 1000.00
??Other expenses: $ 500.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424330
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	22.93%	Starting borrower rate/APR:	23.93% / 26.22%	Starting monthly payment:	$470.35

Auction yield range:	8.18% - 22.93%	Estimated loss impact:	7.54%
Lender servicing fee:	1.00%	Estimated return:	15.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-2004	Debt/Income ratio:	48%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$23	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	nickel-mountain	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I Want a Dry Basement!!
Purpose of loan:
This loan will be used to waterproof and finish my wet basement.? My wife and I discovered the basement was wet only a few weeks after moving in to our new home.? Thanks to this problem we have only been able to use 1/2 the square footage of our first home.? We are looking forward to being able to spend time using our whole house and we have plans to make a game room/tv area out of the basement.

My financial situation:
I am a good candidate for this loan because I have never paid any accounts late.? I have an average credit score of 730+.? Together my wife and I will easily be able to make the payments required on this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424336
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$906.07

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-2003	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$16,435	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	efficient-bid2	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Use
Purpose of loan:
I am borrowing to fund part of my business.?Our business?specializes in custom?software application development ranging from simple apps for mobiles to complicated financial software for research and analysis. I will be utilizing the loan for equipment upgrades, expansion?and operational costs over the course of the next 3 years.

My financial situation:
I am a good candidate for this loan because?. I?am in excellent financial health, I?just finished paying $48,000 in loan over the last 3 years. I hold an advanced degree in engineering and I had to pay my own tuition and expenses, I sucessfully was able to earn well and pay off the debt in full. I am also a man of discipline, you can be rest assured that you will be paid back on time with interest.

Update: The credit card debt you see on this listing is paid off, it is part of the $48,000 that I just finished paying off. I?was told by?my bank that it takes about 30 days for the credit file to be updated.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424354
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$90.61

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-2000	Debt/Income ratio:	12%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	25	Length of status:	1y 8m
Amount delinquent:	$4,777	Revolving credit balance:	$32,517	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	balance-encourager	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Small Business Start Up Loan
Purpose of loan:
This loan will be used to start a commercial cleaning business with the franchise Jan-Pro.?Starting my own small business?has always been a dream of mine.? After a few months of research, I feel Jan-Pro will provide me with this opportunity. The commercial cleaning businesses?are one of the few that have experienced?growth in business through this recession.? I would like to be able to start this business at this time to be able to benefit from the proven growth and to be able to provide a better financial situation for my family now and in the future.

My financial situation:
I am a good candidate for this loan as I am determined to make?this a successful business.? I hold myself to very high standards and morals. I am currently employed full time and making my payments on this loan will not be a problem and will be a priority.? With the amount of loan?I am requesting, Jan-Pro will?give me a guaranteed?amount of work to get started.? The amount in guaranteed work totals $35,000.00 yearly.?This guarantee will also help repay for the business loan.

Monthly net income: $
$5800.00
Monthly expenses: $
??Housing: $ 2500.00
??Insurance: $ 100.00????
??Car expenses: $ 0.00
??Utilities: $ 529.00
??Phone, cable, internet: $ included w/utilities
??Food, entertainment: $ 300.00
??Clothing, household expenses $
??Credit cards and other loans: $ 600.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424360
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.52%	Starting borrower rate/APR:	21.52% / 25.34%	Starting monthly payment:	$37.94

Auction yield range:	8.18% - 20.52%	Estimated loss impact:	6.98%
Lender servicing fee:	1.00%	Estimated return:	13.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-2000	Debt/Income ratio:	17%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	midaran	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Transmission Needs A Rebuild
Purpose of loan:
This loan will be used to have my automatic transmission rebuilt.?????????

My financial situation:
I am a good candidate for this loan because i have very little debt. Also, I am living and taking care of my grandmother, so i only pay $200 for rent.
Every payment i've made in the last 4 years including car, insurance, phone and medical have been on time. I am financially responsible. I am seeking a loan for this transmission work because i do not have the funds to pay the cost up front.

Monthly net income: $ 1,850.00

Monthly expenses: $
??Housing: $ 200????
??Insurance: $ 103.00????
??Car expenses: $ 303.00????
??Utilities: $ 0
??Phone, cable, internet: $75
??Food, entertainment: $ 150????
??Clothing, household expenses $25
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424378
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$311.77

Auction yield range:	11.18% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1987	Debt/Income ratio:	32%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	26 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	9y 3m
Amount delinquent:	$0	Revolving credit balance:	$39,932	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	direct-contract	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? pay off credit card debt. We are well on our way to paying off our debt.
We attended a financial planning workshop and our goal is to be debt free. We paid off our new A/C unit and other small bills and are now working on credit cards. Will be debt free in 3 to 4 years.

My financial situation:
I am a good candidate for this loan because? I have a good work history, a very stable job, and I consistently pay my bills on time.
Currently a 1 income family but my wife is looking for work. We have an emergency fund. We are doing snowball method on the credit cards. We have several high interest cards because they raised the interest just because they can.

Monthly net income: $ 5600

Monthly expenses: $ 4435
??Housing: $ 1400
??Insurance: $ 200
??Car expenses: $ 785
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1000(snowballing)
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424388
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	24.68%	Starting borrower rate/APR:	25.68% / 28.00%	Starting monthly payment:	$401.20

Auction yield range:	8.18% - 24.68%	Estimated loss impact:	8.59%
Lender servicing fee:	1.00%	Estimated return:	16.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1989	Debt/Income ratio:	21%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	14y 11m
Amount delinquent:	$0	Revolving credit balance:	$14,984	Occupation:	Flight Attendant
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	53%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	triumph8	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?Pay off credit cards. Racently two of my credit cards raised their finance charges to 29%. Even though I pay?double what is due each month, the balances do not seem to be going down that drastically. this leaves me disheartened because I am trying.?

My financial situation:
I am a good candidate for this loan because? I pay twice a month on bills. With this loan, I will also be able to save more money.

Monthly net income: $ varies at least 3000.00 a month

Monthly expenses: $
??Housing: $ 500.00
??Insurance: $
??Car expenses: $
??Utilities: $ 250.00
??Phone, cable, internet: $ 69.00,67.00, internet included in phone bill
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 1000.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424390
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1988	Debt/Income ratio:	41%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	37	Length of status:	3y 2m
Amount delinquent:	$76	Revolving credit balance:	$5,250	Occupation:	Principal
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	80%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	fannymay08	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	600-620 (Jun-2008)
Principal balance:	$3,455.25	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Dental work; pay off small loans
Purpose of loan:
The purpose of this loan will be to have some dental work performed and to pay off two smaller loans.

My financial situation:
I am a good candidate for this loan because?monthly income far exceeds monthly financial obligations

Monthly net income: $ 6,000.00

Monthly expenses: $
??Housing: $ 300.00
??Insurance: $ 189.00 every three months
??Car expenses: $ 628.00 note per mo.
??Utilities: $ 200.00?Only water and electric bill.????????
??Phone, cable, : $ 110.00 internet is included?with phone bill.
??Food, entertainment: $ 200.00? food.? Very little etertainment????????
??Clothing, household expenses $ 100.00 will?vary from mo. to mo.
??Credit cards and other loans: $ 500.00
??Other expenses: $ none
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424396
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2002	Debt/Income ratio:	24%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$7,454	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	benjamins-linkage	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need A New Ceiling
Purpose of loan:
This loan will be used to repair our ceiling after our roof leaked.? Roof has been repaired now we just need to repair the ceiling.?

My financial situation:
I am a good candidate for this loan because I am always on time with my payments.? There may have been a couple of times that I forgot to schedule a payment, but never on purpose.?I live with my mother, so I only pay $303 a month for living.? That leaves a bulk of my money for myself.?

Monthly net income: $ 1768 - inludes $1168 in Social Security (Survivors Benefit)

Monthly expenses: $
??Housing: $ 303
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 400?
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424406
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	27.50%	Starting borrower rate/APR:	28.50% / 30.86%	Starting monthly payment:	$333.07

Auction yield range:	8.18% - 27.50%	Estimated loss impact:	6.86%
Lender servicing fee:	1.00%	Estimated return:	20.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1985	Debt/Income ratio:	Not calculated
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	13 / 12	Employment status:	Retired
Now delinquent:	0	Total credit lines:	32	Length of status:	11y 4m
Amount delinquent:	$0	Revolving credit balance:	$2,186	Stated income:	$75,000-$99,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	treasure-optimizer2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Granddaughter's college tuition
Purpose of loan:
This loan will be used to help my beautiful granddaughter with her college tuition.? She is extremely smart and talented.? My husband recently passed and I had set up college funds for both my girls but with the economy being as it is we lost most of the funds we had invested.? My granddaughter has dreamed of going to college since she was in diapers and I promised her we would be able to afford it.? ?

My financial situation:
I am a good candidate for this loan because?I have excellent credit, and have always paid my bills on time...Own my home mortgage free...And have over $100K in IRA's, that I don't wish to touch if possible.Monthly income $3000Monthly out-go? $800 ( utilities, food, fuel ) Plus after my husbands passing I am the sole owner of everything we owned together. ( I never carry balances month-to-month) Thank-you for your consideration and for helping me to help my family during a difficult time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424412
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	33.00%	Starting borrower rate/APR:	34.00% / 36.44%	Starting monthly payment:	$134.02

Auction yield range:	3.18% - 33.00%	Estimated loss impact:	0.68%
Lender servicing fee:	1.00%	Estimated return:	32.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Aug-1980	Debt/Income ratio:	4%
Credit score:	800-820 (Aug-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	6y 1m
Amount delinquent:	$0	Revolving credit balance:	$526	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	SweetHomeChicago	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Building Goodwill with Prosper
Purpose of loan:
Hello everyone, I recently read an article on Barrons about Prosper and I was intrigued about participating as an investor.? After?recently?bidding for several loans, I noticed?that Prosper could also offer very attractive interest rates to highly rated borrowers.? As such, I am looking to take?out a small loan to demonstrate to Prosper lenders that I am creditworthy borrower.

My financial situation:
I am a great candidate for this loan because I currently have significant savings and salary that are more than enough to cover the principal amount of this loan.? I am?employed in finance in New?York City and I have always made my personal balance sheet a high priority in life.? As?such, my credit rating, DTI,?and bank utilization % reflect that of a top notch borrower.? In addition, I have never had any delinquencies in my entire history?of borrowing.? My credit card balance is paid off every month and I would never do anything to tarnish my credit history which I believe is pristine.??

Thanks for your interest and?happy bidding!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424418
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	22 / 20	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	45	Length of status:	8y 5m
Amount delinquent:	$0	Revolving credit balance:	$74,054	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	funds-heart6	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off High Interes Credit Card
Purpose of loan:This Prosper loan will be used to combine higher interest credit cards.

My financial situation: I am a good candidate for this loan because, I am a responsible individual,?I have good?credit, I have never made a late payment in my life,?This Prosper loan will be used to combine higher interest credit cards, I have stopped using credit cards and have made much progress in paying my creditors off.?

Monthly net income: $ 7500

Monthly expenses: $ ??Housing: $ 2500?
Insurance: $?230
Car expenses: $ 800?
Utilities: $ 450?
Phone, cable, internet: $ 120??
Food, entertainment: $?250??
Clothing, household expenses $ 200?
Credit cards and other loans: $ 420
Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424442
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.38%	Starting borrower rate/APR:	29.38% / 31.75%	Starting monthly payment:	$631.69

Auction yield range:	11.18% - 28.38%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1996	Debt/Income ratio:	36%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	6y 9m
Amount delinquent:	$0	Revolving credit balance:	$29,339	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	impressive-peso	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Taking Charge of Credit Card Debt
Purpose of loan:
This loan will be used to rid myself and my family of Credit Card debt accrued because of the unfortunate and unexpected termination of my spouse's job during her pregnancy (for unjustifiable reasons) just over a year and a half ago.? She's recently gone back to work and things are a little slow in getting back to where we were financially (before the termination).

Obtaining this loan would provide two things for us:
1. Lower interest rate equating to more cash flow
2. Reduced credit debt equating to increased and improved credit score
3. Get us back on the path of obtaining our goals - one being the ownership of our own home

My financial situation:
I am a good candidate for this loan because I'm very reliable on making timely payments and have excellent pay history with the credit card companies. I've a solid working history -> 6+ years as an engineer with my current employer and am in the beginning stages of starting off my real estate investing career.

Monthly net income: $?4200

Monthly expenses: $ 2080
??Housing: $300
??Insurance: $100
??Car expenses: $451 (loan)
??Utilities: $150
??Phone, cable, internet: $100
??Food, entertainment: $250
??Clothing, household expenses $0
??Credit cards and other loans: $730
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424460
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,100.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$148.22

Auction yield range:	8.18% - 17.00%	Estimated loss impact:	6.89%
Lender servicing fee:	1.00%	Estimated return:	10.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-2006	Debt/Income ratio:	30%
Credit score:	680-700 (Aug-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,853	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	vester2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	680-700 (Latest)
Principal borrowed:	$1,300.00	< mo. late:	0 ( 0% )	680-700 (Oct-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Paying off credit card
Purpose of loan:
This loan will be used to help pay off a high interest credit card.

My financial situation:
I am a good candidate for this loan because I've been on time with all my payments on my previous prosper loan. I have a steady income and a job I've kept for a year now. I live with my mother because I'm trying to pay my debt off and finish college.

Monthly net income: $ 1220.00

Monthly expenses: $ 657.60
??Housing: $ 0
??Insurance: $0
??Car expenses: $322.60
??Utilities: $ 0
??Phone, cable, internet: $ 90.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 145
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424472
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,100.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.33%	Starting borrower rate/APR:	12.33% / 14.47%	Starting monthly payment:	$270.31

Auction yield range:	4.18% - 11.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1990	Debt/Income ratio:	12%
Credit score:	780-800 (Sep-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	12	Length of status:	9y 3m
Amount delinquent:	$0	Revolving credit balance:	$9,055	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	22%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	honorable-exchange	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose:Consolidation for a lower interest rate allowing:smarter money usage, savings, loan repayment.Financial situation:I am a good candidate for this loan because I have a great repayment history, I'm responsible, & I'm can repay the loan. My wife works full time (grossing $44K) and earns extra with her real estate business. We purchased a house 2.5 yrs ago? (waited until we could afford to get into the market) and financed a couple of improvements (Modest home:30 yr fixed @ 4.5% - it's just me, the wife and the dog). Credit card int. rates rose recently (for no good reason excepts banks can do this). We also had an out of state family emergency that required us to travel on several occasions. I'm happy to answer ?'s.? Thanks in advance for looking and investing. I promise, you won't regret it. I'm looking forward to watching the bids & anticipating what the final rate will be. Monthly income from full-time jobs (combined): $6000Expenses: Mortgage: 2100 Utilities: 12 mo. avg 170Ph/Cable/Internet: 122 Food/Household: 300Cred Cards: 1200Water softener: 180 @ 26%Time Share: 400 @ 19%Taxes for '08: 2600 (IRS @ 22% on pymt plan)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424478
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,600.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	26.30%	Starting borrower rate/APR:	27.30% / 30.65%	Starting monthly payment:	$149.49

Auction yield range:	8.18% - 26.30%	Estimated loss impact:	7.10%
Lender servicing fee:	1.00%	Estimated return:	18.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Aug-1991	Debt/Income ratio:	37%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	6y 1m
Amount delinquent:	$0	Revolving credit balance:	$81,305	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Spandex5	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	14 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,200.00	< mo. late:	0 ( 0% )	660-680 (May-2009) 640-660 (Jan-2008) 620-640 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Pay down a credit card
Purpose of loan:
I will use this loan to pay off a credit card.? The issuer said they have no lower rate.

My financial situation:
I am a good candidate for this loan because I have an excellent income & low housing cost?so this loan will help me improve my financial situation?by paying debt.??While I concentrate on making money trucking.

Monthly net income: $ 3875

Monthly expenses: $
??Housing: $ 600
??Insurance: $?0
??Car expenses: $ 170
??Utilities: $77
??Phone, cable, internet: $ 110
??Food, entertainment: $ 500
??Clothing, household expenses $ 200
??Credit cards and other loans: $?800
??Other expenses: $ 300
My union job pays all my insurance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424490
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$113.12

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1985	Debt/Income ratio:	57%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$8,846	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	14	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	persimmon4	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
auto repairs
Purpose of loan:
This loan will be used to?repair vehicle so we can have a second?car to use to get to work?

My financial situation:
I am a good candidate for this loan because?I will pay back this loan and my wife is starting a new job and we need 2 vehicles so we can both get to work and we have kids to pick up from school and we need to get them to their activities.

Monthly net income: $ 2575.00

Monthly expenses: $
??Housing: $ 731.00
??Insurance: $
??Car expenses: $819.00
??Utilities: $ 0
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $?500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424496
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	13.99%	Starting borrower rate/APR:	14.99% / 17.16%	Starting monthly payment:	$311.94

Auction yield range:	11.18% - 13.99%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-2003	Debt/Income ratio:	30%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	4y 5m
Amount delinquent:	$0	Revolving credit balance:	$5,274	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	jhend924	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 93% )	680-700 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	1 ( 7% )	640-660 (May-2009) 660-680 (Jun-2008) 640-660 (May-2008)
Principal balance:	$1,183.89	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Paying Off High Interest Cards
Purpose of loan:
This loan will be used to pay off my credit cards that remain a burden. I also have a loan that I took out from Citifinancial about 1 year ago. It's approximately $6600 and has an interest rate of 24.99% over 5 years. I'd like to purchase a house and that loan is killing my DTI ratio and if I could pay it off at a lower rate over less time I could realize my goal of being debt free enough to purchase a home for me and my new wife(of 4 months).

My financial situation:
I am a good candidate for this loan because I'm always on time. None of these cards are in default or have late payments and my loan is current, I just don't want to be paying these balances beyond the next two years. My wife has income not shown here totalling $2400/month to assist in any potential payments.

Monthly net income: $ 4000 after tax

Monthly expenses: $
??Housing: $?900
??Insurance: $ 200
??Car expenses: $ 360
??Utilities: $ 0 (part of rent)
??Phone, cable, internet: $?125 (part of rent)
??Food, entertainment: $?200
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 350
??Other expenses: $ 0
Information in the Description is not verified.